				Exhibit 99.2
Weyerhaeuser Company
Q3.2013 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Operations

in millions	Q2	Q3		Year-to-date
	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012

Net Sales	$2,141	$2,181	$1,772	$6,273	$5,059
Cost of products sold	1,664	1,728	1,424	4,925	4,230
Gross margin	477	453	348	1,348	829
Selling expenses	54	56	49	161	138
General and administrative expenses	108	112	107	338	310
Research and development expenses	8	8	8	23	23
Charges for restructuring, closures and impairments	6	2	10	12	26
Other operating income, net	(10)	(2)	(28)	(30)	(147)
Operating income	311	277	202	844	479
Interest income and other	10	21	15	42	38
Interest expense, net of capitalized interest	(81)	(95)	(87)	(258)	(260)
Earnings before income taxes	240	203	130	628	257
Income taxes	(42)	(36)	(13)	(119)	(15)
Net earnings	198	167	117	509	242
Dividends on preference shares	(2)	(10)	—	(12)	—
Net earnings attributable to Weyerhaeuser common shareholders	$196	$157	$117	$497	$242

Per Share Information

	Q2	Q3		Year-to-date
	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012

Basic earnings per share attributable to Weyerhaeuser common shareholders	$0.35	$0.27	$0.22	$0.89	$0.45
Diluted earnings per share attributable to Weyerhaeuser common shareholders	$0.35	$0.27	$0.22	$0.88	$0.45
Dividends paid per common share	$0.20	$0.22	$0.15	$0.59	$0.45
Weighted average shares outstanding (in thousands):
Basic	552,855	582,828	539,094	560,505	538,146
Diluted	557,588	587,179	542,311	565,383	540,694
Common shares outstanding at end of period (in thousands)	577,874	582,578	540,672	582,578	540,672

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q2	Q3		Year-to-date
	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012

Net earnings	$198	$167	$117	$509	$242
Interest income and other	(10)	(21)	(15)	(42)	(38)
Interest expense, net of capitalized interest	81	95	87	258	260
Income taxes	42	36	13	119	15
Operating income	311	277	202	844	479
Depreciation, depletion and amortization	111	120	112	343	338
Non-operating pension and postretirement costs	10	11	7	31	21
Special items	—	—	—	—	(95)
Capitalized interest included in cost of products sold	13	10	6	32	28
Adjusted EBITDA, excluding special items*	$445	$418	$327	$1,250	$771
* Non-GAAP measure - see page 9 for definition.

Weyerhaeuser Company
Q3.2013 Analyst Package
Preliminary results, subject to audit
Consolidated Balance Sheet

in millions	June 30, 2013	September 30, 2013	December 31, 2012

ASSETS
Forest Products:
Current assets:
Cash and cash equivalents	$908	$898	$893
Receivables, less allowances	589	586	474
Receivables for taxes	43	31	95
Inventories	561	533	531
Prepaid expenses	96	114	83
Deferred tax assets	144	113	65
Restricted financial investments held by variable interest entities	—	—	184
Total current assets	2,341	2,275	2,325
Property and equipment, net	2,706	2,709	2,859
Construction in progress	72	101	50
Timber and timberlands at cost, less depletion charged to disposals	3,949	6,603	3,961
Cash and cash equivalents designated for the purchase of Longview Timber LLC and the repayment of their acquired debt	1,450	494	—
Investments in and advances to equity affiliates	186	186	192
Goodwill	42	42	40
Deferred tax assets	64	66	189
Other assets	349	325	358
Restricted financial investments held by variable interest entities	615	615	615
	11,774	13,416	10,589
Real Estate:
Cash and cash equivalents	4	5	5
Receivables, less allowances	74	77	72
Real estate in process of development and for sale	783	851	682
Land being processed for development	940	932	927
Investments in and advances to equity affiliates	20	20	21
Deferred tax assets	201	195	202
Other assets	112	113	94
	2,134	2,193	2,003
Total assets	$13,908	$15,609	$12,592

LIABILITIES AND EQUITY
Forest Products:
Current liabilities:
Notes payable	$2	$2	$—
Current maturities of long-term debt	163	—	340
Current maturities of long-term debt (nonrecourse to the company) held by variable interest entities	—	—	161
Accounts payable	341	362	329
Accrued liabilities	573	623	570
Total current liabilities	1,079	987	1,400
Long-term debt	3,842	5,459	3,842
Long-term debt (nonrecourse to the company) held by variable interest entities	511	511	511
Deferred income taxes	38	44	—
Deferred pension and other postretirement benefits	1,785	1,727	1,930
Other liabilities	446	438	499
	7,701	9,166	8,182
Real Estate:
Long-term debt	109	109	109
Long-term debt (nonrecourse to the company) held by variable interest entities	4	5	1
Other liabilities	188	212	187
	301	326	297
Total liabilities	8,002	9,492	8,479
Equity:
Total Weyerhaeuser shareholders' interest	5,868	6,078	4,070
Noncontrolling interests	38	39	43
Total equity	5,906	6,117	4,113
Total liabilities and equity	$13,908	$15,609	$12,592

Weyerhaeuser Company
Q3.2013 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Cash Flows

in millions	Q2	Q3		Year-to-date
	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012

Cash flows from operations:
Net earnings	$198	$167	$117	$509	$242
Noncash charges (credits) to income:
Depreciation, depletion and amortization	111	120	112	343	338
Deferred income taxes, net	23	24	62	73	69
Pension and other postretirement benefits	28	27	19	79	(39)
Share-based compensation expense	10	12	10	34	28
Charges for impairment of assets	2	2	7	5	19
Net gains on dispositions of assets	(14)	(21)	(22)	(42)	(39)
Foreign exchange transaction (gains) losses	4	(2)	(10)	6	(8)
Change in:
Receivables less allowances	45	8	(10)	(112)	(33)
Receivable for taxes	22	12	(91)	64	(75)
Inventories	32	36	(22)	—	(34)
Real estate and land	(62)	(58)	(47)	(179)	(95)
Prepaid expenses	(1)	(2)	2	(16)	(18)
Accounts payable and accrued liabilities	34	77	14	45	23
Deposits on land positions and other assets	(9)	(1)	(11)	(11)	11
Pension and postretirement contributions	(32)	(35)	(41)	(104)	(109)
Other	(17)	(23)	33	(38)	49
Net cash from operations	374	343	122	656	329

Cash flows from investing activities:
Property and equipment	(47)	(69)	(75)	(151)	(197)
Timberlands reforestation	(8)	(7)	(5)	(28)	(22)
Acquisition of Longview Timber LLC, net of cash acquired	—	(1,581)	—	(1,581)	—
Proceeds from sale of assets	8	1	12	15	36
Proceeds of investments (payments of liabilities) held by special purpose entities	22	—	(97)	22	(97)
Other	(4)	9	(1)	5	(1)
Cash from investing activities	(29)	(1,647)	(166)	(1,718)	(281)

Cash flows from financing activities:
Net proceeds from issuance of common shares(1)	781	116	—	897	—
Net proceeds from issuance of preference shares(1)	669	—	—	669	—
Net proceeds from issuance of debt(1)	—	494	—	494	—
Cash dividends on common shares	(109)	(128)	(81)	(330)	(242)
Change in book overdrafts	4	1	(12)	8	(32)
Payments on debt	(21)	(163)	(181)	(340)	(187)
Exercises of stock options	51	9	66	141	73
Other	3	10	(1)	22	(5)
Cash from financing activities	1,378	339	(209)	1,561	(393)

Net change in cash and cash equivalents	1,723	(965)	(253)	499	(345)
Cash and cash equivalents at beginning of period	639	2,362	861	898	953
Cash and cash equivalents at end of period	$2,362	$1,397	$608	$1,397	$608
Cash paid (received) during the year for:
Interest, net of amount capitalized	$55	$109	$122	$275	$290
Income taxes	$(4)	$2	$1	$(4)	$(14)
Noncash investing and financing activity: acquisition of Longview Timber LLC, debt assumed	$—	$1,070	$—	$1,070	$—

(1) During second and third quarter 2013, we received $2,060 million in cash related to the issuance of common shares, mandatory convertible preference shares and debt related to the acquisition of Longview Timber LLC. We have recorded this cash as "Cash and cash equivalents designated for the purchase of Longview Timber LLC and the repayment of their acquired debt" on our Consolidated Balance Sheet.

Weyerhaeuser Company	Total Company Statistics
Q3.2013 Analyst Package
Preliminary results, subject to audit
Special Items Included in Net Earnings

in millions	Q2	Q3		Year-to-date
	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012

Net earnings attributable to Weyerhaeuser common shareholders	$196	$157	$117	$497	$242
Restructuring, impairments and other charges	—	—	—	—	10
Gain on postretirement plan amendment	—	—	—	—	(67)
Tax settlements	—	—	—	—	(8)
Gain on sale of property	—	—	—	—	(4)
Net earnings attributable to Weyerhaeuser common shareholders before special items	$196	$157	$117	$497	$173

	Q2	Q3		Year-to-date
	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012

Net earnings per diluted share attributable to Weyerhaeuser common shareholders	$0.35	$0.27	$0.22	$0.88	$0.45
Restructuring, impairments and other charges	—	—	—	—	0.02
Gain on postretirement plan amendment	—	—	—	—	(0.12)
Tax settlements	—	—	—	—	(0.02)
Gain on sale of property	—	—	—	—	(0.01)
Net earnings per diluted share attributable to Weyerhaeuser common shareholders before special items	$0.35	$0.27	$0.22	$0.88	$0.32

Selected Total Company Items

in millions	Q2	Q3		Year-to-date
	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012

Depreciation, depletion and amortization:
Cost of products sold	$102	$110	$102	$315	$307
Selling, general and administrative expenses	9	10	10	28	31
Total depreciation, depletion and amortization	$111	$120	$112	$343	$338

Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$16	$16	$12	$46	$39
Pension and postretirement costs not allocated	10	11	7	31	21
Total company pension and postretirement costs	$26	$27	$19	$77	$60

Total decrease (increase) in Forest Products working capital(1)	$161	$138	$(29)	$(35)	$(74)
Cash spent for capital expenditures	$(55)	$(76)	$(80)	$(179)	$(219)
(1) Working capital does not include cash balances.

	Weyerhaeuser Company	Timberlands Segment
	Q3.2013 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q2.2013	Q3.2013	Q3.2012	YTD.2013	YTD.2012
	Sales to unaffiliated customers	$333	$353	$267	$979	$779
	Intersegment sales	166	194	162	584	498
	Total net sales	499	547	429	1,563	1,277
	Cost of products sold	365	407	336	1,167	1,002
	Gross margin	134	140	93	396	275
	Selling expenses	2	3	3	8	7
	General and administrative expenses	25	27	21	77	65
	Research and development expenses	5	4	4	13	13
	Charges for restructuring, closures and impairments	—	—	—	2	—
	Other operating income, net	(11)	(11)	(14)	(37)	(35)
	Operating income	113	117	79	333	225
	Interest income and other	1	1	1	3	2
	Net contribution to earnings	$114	$118	$80	$336	$227

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions		Q2.2013	Q3.2013	Q3.2012	YTD.2013	YTD.2012
	Operating income	$113	$117	$79	$333	$225
	Depreciation, depletion and amortization	34	45	35	115	104
	Adjusted EBITDA, excluding special items*	$147	$162	$114	$448	$329
	* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

		Q2.2013	Q3.2013	Q3.2012	YTD.2013	YTD.2012
	Total decrease (increase) in working capital(1)	$(21)	$31	$19	$—	$16
	Cash spent for capital expenditures	$(18)	$(16)	$(17)	$(52)	$(44)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q2.2013	Q3.2013	Q3.2012	YTD.2013	YTD.2012
Third Party Net Sales (millions)	Logs:
	West	$208	$213	$132	$598	$408
	South	65	66	60	192	166
	Canada	2	6	5	15	14
	Total logs	275	285	197	805	588
	Pay as cut timber sales	4	2	3	7	9
	Chip sales	2	2	4	7	14
	Timberlands exchanges	14	28	24	44	39
	Higher and better use land sales	5	2	4	10	13
	Minerals, oil and gas	9	9	8	26	22
	Products from international operations	22	24	26	68	80
	Other products	2	1	1	12	14
	Total	$333	$353	$267	$979	$779
Logs Third Party Sales Realizations (per cubic meter)	West	$115.11	$104.73	$89.28	$108.33	$94.09
	South	$43.47	$43.32	$42.04	$43.42	$41.26
	Canada	$36.38	$38.77	$35.23	$37.38	$35.74
	International	$25.00	$25.07	$23.76	$24.75	$23.45
Logs Third Party Sales Volumes (cubic meters, thousands)	West	1,812	2,037	1,480	5,523	4,339
	South	1,507	1,514	1,430	4,420	4,012
	Canada	38	141	133	383	392
	International	77	100	99	245	259
	Total	3,434	3,792	3,142	10,571	9,002
Logs Fee Harvest Volumes (cubic meters, thousands)	West	1,921	2,305	1,784	6,221	5,294
	South	2,828	2,928	2,809	8,589	8,311
	International	167	415	198	779	531
	Total	4,916	5,648	4,791	15,589	14,136

	Weyerhaeuser Company	Wood Products Segment
	Q3.2013 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q2.2013	Q3.2013	Q3.2012	YTD.2013	YTD.2012
	Sales to unaffiliated customers	$1,065	$1,030	$816	$3,083	$2,226
	Intersegment sales	18	19	18	55	58
	Total net sales	1,083	1,049	834	3,138	2,284
	Cost of products sold	884	905	713	2,559	2,032
	Gross margin	199	144	121	579	252
	Selling expenses	24	24	23	74	65
	General and administrative expenses	36	37	31	109	89
	Research and development expenses	1	2	2	4	4
	Charges for restructuring, closures and impairments	1	1	2	2	5
	Other operating costs (income), net	1	1	4	(3)	8
	Operating income	136	79	59	393	81
	Interest income and other	—	—	—	—	1
	Net contribution to earnings	$136	$79	$59	$393	$82

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions		Q2.2013	Q3.2013	Q3.2012	YTD.2013	YTD.2012
	Operating income	$136	$79	$59	$393	$81
	Depreciation, depletion and amortization	31	31	33	93	100
	Special items	—	—	—	—	(6)
	Adjusted EBITDA, excluding special items*	$167	$110	$92	$486	$175
	* Non-GAAP measure - see page 9 for definition.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

		Q2.2013	Q3.2013	Q3.2012	YTD.2013	YTD.2012
	Gain on sale of property	$—	$—	$—	$—	$6
	Total	$—	$—	$—	$—	$6

Selected Segment Items

		Q2.2013	Q3.2013	Q3.2012	YTD.2013	YTD.2012
	Total decrease (increase) in working capital(1)	$75	$74	$(21)	$(45)	$(128)
	Cash spent for capital expenditures	$(16)	$(26)	$(16)	$(52)	$(37)
	(1) Working capital does not include cash balances.

Segment Statistics

	in millions, except for third-party sales realizations	Q2.2013	Q3.2013	Q3.2012	YTD.2013	YTD.2012
Structural Lumber (board feet)	Third party net sales	$502	$480	$363	$1,433	$1,024
	Third party sales realizations	$434	$404	$359	$425	$341
	Third party sales volumes(1)	1,156	1,189	1,013	3,370	3,006
	Production volumes	1,053	1,040	945	3,114	2,907
	Outside purchase volumes	77	92	69	271	148
Engineered Solid Section (cubic feet)	Third party net sales	$84	$97	$76	$263	$211
	Third party sales realizations	$1,920	$1,963	$1,800	$1,913	$1,806
	Third party sales volumes(1)	4.4	4.9	4.2	13.7	11.7
	Production volumes	4.6	4.6	4.3	13.8	11.8
	Outside purchase volumes	0.4	0.3	0.4	1.6	1.6
Engineered I-joists (lineal feet)	Third party net sales	$60	$68	$53	$184	$143
	Third party sales realizations	$1,358	$1,428	$1,248	$1,364	$1,246
	Third party sales volumes(1)	44	48	43	135	115
	Production volumes	42	44	39	130	110
	Outside purchase volumes	1	2	3	6	7
Oriented Strand Board (square feet 3/8')	Third party net sales	$224	$188	$169	$648	$418
	Third party sales realizations	$332	$246	$268	$309	$227
	Third party sales volumes(1)	675	762	630	2,094	1,838
	Production volumes	663	725	642	2,050	1,869
	Outside purchase volumes	56	49	60	173	140
Softwood Plywood (square feet 3/8')	Third party net sales	$41	$38	$34	$115	$83
	Third party sales realizations	$378	$344	$356	$364	$334
	Third party sales volumes(1)	108	108	95	315	249
	Production volumes	63	62	54	186	155
	Outside purchase volumes	33	40	39	115	93
(1) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

	Weyerhaeuser Company	Cellulose Fibers Segment
	Q3.2013 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q2.2013	Q3.2013	Q3.2012	YTD.2013	YTD.2012
	Total net sales	$476	$474	$459	$1,424	$1,391
	Cost of products sold	394	406	364	1,224	1,175
	Gross margin	82	68	95	200	216
	Selling expenses	5	5	4	14	13
	General and administrative expenses	21	21	19	62	56
	Research and development expenses	2	2	2	6	6
	Other operating income, net	(5)	(6)	(5)	(18)	(18)
	Operating income	59	46	75	136	159
	Interest income and other	(2)	1	3	(1)	3
	Net contribution to earnings	$57	$47	$78	$135	$162

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions		Q2.2013	Q3.2013	Q3.2012	YTD.2013	YTD.2012
	Operating income	$59	$46	$75	$136	$159
	Depreciation, depletion and amortization	39	38	37	116	110
	Adjusted EBITDA, excluding special items*	$98	$84	$112	$252	$269
	* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

		Q2.2013	Q3.2013	Q3.2012	YTD.2013	YTD.2012
	Total decrease (increase) in working capital(1)	$12	$19	$(20)	$24	$49
	Cash spent for capital expenditures	$(17)	$(28)	$(45)	$(62)	$(134)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q2.2013	Q3.2013	Q3.2012	YTD.2013	YTD.2012
Pulp (air-dry metric tons)	Third party net sales (millions)	$369	$371	$354	$1,111	$1,069
	Third party sales realizations	$797	$805	$818	$799	$818
	Third party sales volumes (thousands)	462	460	432	1,389	1,306
	Production volumes (thousands)	463	457	453	1,365	1,308
Liquid Packaging Board (tons)	Third party net sales (millions)	$86	$83	$84	$254	$257
	Third party sales realizations	$1,079	$1,082	$1,155	$1,080	$1,171
	Third party sales volumes (thousands)	81	76	74	235	220
	Production volumes (thousands)	77	67	77	222	220

Weyerhaeuser Company	Real Estate Segment
Q3.2013 Analyst Package
Preliminary results, subject to audit

Segment Statement of Operations

in millions	Q2.2013	Q3.2013	Q3.2012	YTD.2013	YTD.2012
Total net sales	$267	$324	$230	$787	$663
Cost of products sold	210	248	175	618	536
Gross margin	57	76	55	169	127
Selling expenses	23	24	19	65	53
General and administrative expenses	19	20	17	57	49
Charges for restructuring, closures and impairments	3	1	3	5	5
Other operating income, net	(1)	(1)	—	(2)	(1)
Operating income	13	32	16	44	21
Interest income and other	1	1	1	3	3
Net contribution to earnings	$14	$33	$17	$47	$24

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q2.2013	Q3.2013	Q3.2012	YTD.2013	YTD.2012
Operating income	$13	$32	$16	$44	$21
Depreciation, depletion and amortization	3	4	3	10	8
Capitalized interest included in cost of products sold	12	9	5	28	22
Adjusted EBITDA, excluding special items*	$28	$45	$24	$82	$51
* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

	Q2.2013	Q3.2013	Q3.2012	YTD.2013	YTD.2012
Cash from operations	$(56)	$(2)	$(24)	$(129)	$(13)
Cash spent for capital expenditures	$(2)	$(5)	$(1)	$(9)	$(2)

Segment Statistics

	Q2.2013	Q3.2013	Q3.2012	YTD.2013	YTD.2012
Net sales:
Single-family housing	$257	$305	$229	$745	$550
Land	10	18	1	39	109
Other	—	1	—	3	4
Total net sales	$267	$324	$230	$787	$663
Single-family homes sold	943	765	637	2,528	2,098
Single-family homes closed	636	768	615	1,867	1,472
Single-family homes sold but not closed (backlog)	1,438	1,435	1,055	1,435	1,055
Single-family cancellation rate	14.6%	15.7%	18.3%	14.2%	14.6%
Single-family buyer traffic	20,080	16,370	17,894	54,214	49,843
Single-family average price of homes closed (in thousands)	$405	$397	$372	$399	$374
Single-family gross margin(1)	21.6%	22.3%	23.3%	21.4%	20.5%
(1) Single-family gross margin equals revenue less cost of sales and period costs.

Weyerhaeuser Company	Unallocated Items
Q3.2013 Analyst Package
Preliminary results, subject to audit

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses associated with financing and the elimination of intersegment profit in inventory and the LIFO reserve.

Contribution to Earnings

in millions	Q2.2013	Q3.2013	Q3.2012	YTD.2013	YTD.2012
Unallocated corporate function expenses	$(3)	$(2)	$(5)	$(8)	$(14)
Unallocated share-based compensation	5	(1)	(7)	(3)	(13)
Unallocated pension & postretirement costs	(10)	(11)	(7)	(31)	(21)
Foreign exchange gains (losses)	(4)	2	11	(6)	9
Elimination of intersegment profit in inventory and LIFO	8	25	(10)	9	(24)
Other	(6)	(10)	(9)	(23)	56
Operating income (loss)	(10)	3	(27)	(62)	(7)
Interest income and other	10	18	10	37	29
Net contribution to earnings	$—	$21	$(17)	$(25)	$22

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q2.2013	Q3.2013	Q3.2012	YTD.2013	YTD.2012
Operating income (loss)	$(10)	$3	$(27)	$(62)	$(7)
Depreciation, depletion and amortization	4	2	4	9	16
Non-operating pension and postretirement costs	10	11	7	31	21
Special items	—	—	—	—	(89)
Capitalized interest included in cost of products sold	1	1	1	4	6
Adjusted EBITDA, excluding special items*	$5	$17	$(15)	$(18)	$(53)
* Non-GAAP measure - see below for definition.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q2.2013	Q3.2013	Q3.2012	YTD.2013	YTD.2012
Gain on postretirement plan amendment	$—	$—	$—	$—	$103
Restructuring, impairments and other charges	—	—	—	—	(14)
Total	$—	$—	$—	$—	$89

Unallocated Selected Items

	Q2.2013	Q3.2013	Q3.2012	YTD.2013	YTD.2012
Total decrease (increase) in working capital(1)	$95	$14	$(7)	$(14)	$(11)
Cash spent for capital expenditures	$(2)	$(1)	$(1)	$(4)	$(2)
(1) Working capital does not include cash balances.

*Adjusted EBITDA excluding special items is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA excluding special items, as we define it, is operating income adjusted for depreciation, depletion, amortization, special items and interest included in cost of products sold. Adjusted EBITDA excluding special items should not be considered in isolation from and is not intended to represent an alternative to our results computed under GAAP.